[*] = Certain confidential information contained in this document, marked by brackets, is omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.6

AMENDMENT NO. 3 TO DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

This Amendment No. 3 to the Development and Manufacturing Services Agreement (“Third Amendment”) is made and entered into as of the date of last signature below (the “Execution Date”), but effective as of June 28, 2019 (the “Third Amendment Effective Date”) by and between ATARA BIOTHERAPEUTICS, INC., a Delaware corporation with offices at 611 Gateway Boulevard, Suite 900, South San Francisco, California 94080 (“Atara”); and COGNATE BIOSERVICES INC., a Delaware corporation with offices at 4600 East Shelby Drive, Suite 108, Memphis, TN 38118 (“Manufacturer”).  Each of Atara and Manufacturer are referred to in this Third Amendment as a “Party” and together, the “Parties.”  All capitalized terms used, but not otherwise defined herein, shall have the same meaning ascribed to them in the Services Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Development and Manufacturing Services Agreement (the “Original Services Agreement”) effective as of August 10, 2015, pursuant to which Atara engaged Manufacturer to perform certain process development and manufacturing services in relation to Atara’s products, as further described in individual work orders entered into thereunder (the “Services”, as further defined in the Services Agreement);

WHEREAS, the Parties entered into the First Amendment to the Original Services Agreement effective December 21, 2017 (the “First Amendment”) to provide for Atara’s [ * ] certain Services at Manufacturer’s facility;

WHEREAS, the Parties entered into the Second Amendment to the Original Services Agreement effective May 4, 2018, and subsequently amended and restated effective November 4, 2018 (collectively, the “Amended and Restated Second Amendment”) to further revise certain terms of the Services Agreement;

WHEREAS, the Original Services Agreement, as amended by the First Amendment and the Amended and Restated Second Amendment, is referred to in this Third Amendment as the “Services Agreement”;

WHEREAS, the Parties have agreed to further amend the Services Agreement to revise certain other terms of the Services Agreement; and

WHEREAS, Section 15.7 of the Services Agreement provides that the Services Agreement may only be modified by a writing signed by authorized representatives of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Services Agreement as set forth in this Third Amendment.

1.	Section 1 in Exhibit F (to Services Agreement), [ * ], is hereby deleted in its entirety and replaced as follows:

“1.[ * ]

2.	The Parties acknowledge and agree that pursuant to the [ * ] Atara Cognate Operating Review, the [ * ].
3.	Schedule 2, [ * ], to the Amended and Restated Second Amendment is hereby deleted in its entirety and replaced with Exhibit A attached to this Third Amendment.
4.

The Parties acknowledge and agree that as of the Execution Date, Atara has [ * ], in accordance with the terms of the Services Agreement, and upon execution of this Third Amendment, Manufacturer shall invoice Atara [ * ], which reflect [ * ] following the Third Amendment Date.

5.

This Third Amendment is governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Third Amendment. Except as specifically amended by this Third Amendment, the terms and conditions of the Services Agreement shall remain in full force and effect. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Services Agreement, as amended by this Third Amendment, including all appendices, exhibits and schedules to each of the foregoing, together with all Work Orders executed by the Parties, constitute the entire agreement between the Parties relating to the subject matter of the Services Agreement and supersede all previous oral and written communications, including all previous agreements, between the Parties.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the last date of party-signature written below.

ATARA BIOTHERAPEUTICS, INC. By: [ * ] Print Name: [ * ] Title: [ * ] Date:	COGNATE BIOSERVICES, INC. By: [ * ] Print Name: [ * ] Title: [ * ] Date:

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Exhibit A

Schedule 2

[ * ]

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